UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2018
NuStar Energy L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19003 IH-10 West San Antonio, Texas 78257
(Address of principal executive offices)

(210) 918-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed on July 20, 2018 in a Current Report on Form 8-K filed by NuStar Energy L.P. (the “Partnership”), on July 20, 2018 a wholly owned subsidiary of the Partnership merged with and into NuStar GP Holdings, LLC (“NSH”), with NSH surviving the merger as a wholly owned subsidiary of the Partnership (the “Merger”). Pursuant to the Agreement and Plan of Merger governing the Merger (the “Merger Agreement”), at the effective time of the Merger, the size of the board of directors (the “Board”) of NuStar GP, LLC, the general partner of the Partnership’s general partner, increased to nine members from six members and William B. Burnett, James F. Clingman, Jr. and Jelynne LeBlanc-Burley were appointed to the Board. On July 23, 2018, the Board approved the appointment of directors to serve as members of the following committees of the Board, effective as of the effective time of the Merger and continuing until their respective successors have been duly appointed or until their earlier resignations or removals:
Audit Committee
J. Dan Bates (Chairman)
William B. Burnett
Dan J. Hill
Robert J. Munch

Compensation Committee
Dan J. Hill (Chairman)
James F. Clingman, Jr.
W. Grady Rosier

Nominating/Governance & Conflicts Committee
W. Grady Rosier (Chairman)
J. Dan Bates
Jelynne LeBlanc-Burley

Item 8.01    Other Events.
On July 23, 2018, pursuant to Section 13.4 of the Eighth Amended and Restated Agreement of Limited Partnership of the Partnership, the Board adopted a resolution to group the directors with respect to their terms (the “Trigger Resolution”) by dividing the directors into three groups. J. Dan Bates, James F. Clingman, Jr. and Dan J. Hill were designated Group I and will serve for an initial term until the 2019 annual meeting of limited partners. William E. Greehey, Jelynne LeBlanc-Burley and Robert J. Munch were designated Group II and will serve for an initial term until the 2020 annual meeting of limited partners. Bradley C. Barron, William B. Burnett and W. Grady Rosier were designated Group III and will serve for an initial term until the 2021 annual meeting of limited partners. At each annual meeting of limited partners beginning with the 2019 annual meeting, successors to the directors whose terms expire at that annual meeting will be elected for a three-year term. Following the adoption of the Triggering Resolution, a director may only be removed for cause.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

		By:	NuStar GP, LLC
its general partner

Date: July 26, 2018			By:	/s/ Amy L. Perry
			Name:	Amy L. Perry
			Title:	Senior Vice President, General Counsel - Corporate & Commercial Law and Corporate Secretary